Exhibit 10.1

MINERAL PROPERTY

SALE AND PURCHASE AGREEMENT

BETWEEN

JOHN L. REELY,

LINCOLN GREEN, INC.

AND

BAKKEN RESOURCES, INC.

 SALE AND PURCHASE AGREEMENT

THIS AGREEMENT made effective as of the 21st day of September, 2011.

BETWEEN:

JOHN L. REELY, INDIVIDUALLY AND AS PRESIDENT OF LINCOLN GREEN, INC., each having an address at 3104 E. Camelback, #542, Phoenix, AZ 85016 (except when the context expressly states otherwise, hereafter references to Mr. Reely and/or to Lincoln Green Inc. herein, individually and collectively, shall be deemed to be “Reely-LGI”);

AND

BAKKEN RESOURCES, INC., incorporated under the laws of Nevada and having offices at 1425 Birch Avenue, Suite A, Helena, MT 59601 (hereafter “BRI”).

WHEREAS:

A.

Reely-LGI is the owner of an undivided fifty percent (50%) interest of one hundred percent (100%) of the minerals described in Appendix A (“Mineral Rights”).

B.

Reely-LGI has agreed to offer to BRI the right to acquire the Mineral Rights, on the terms and conditions set forth herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements in this Agreement (the receipt of which is hereby acknowledged), the parties agree as follows:

DEFINITIONS

1.

For the purposes of this Agreement the following words and phrases shall have the following meanings, namely:

a)

“Agreement” means this agreement, any exhibits or schedules attached thereto, including, without limitation, the deed attached hereto as Appendix B (the “Deed”), and any amendments thereto from time to time to such respective documents.

b)

“Closing” means the closing of this Agreement, on or before 12:00 P.M., MST, on September 21, 2011.

c)

“Property” means the mineral properties located in the County of Glacier in the State of Montana all as more particularly described in Appendix A attached hereto.

d)

“Property Rights” means all applications for permits for general reconnaissance, permit for general reconnaissance, interim approvals, applications for contracts of work, contracts of work, licenses, permits, easements, rights-of-way, certificates and other approvals obtained by either of the parties either before or after the date of this Agreement and necessary for the exploration and development of the Property, or for the purpose of placing the Property into production or continuing production therefrom.

REPRESENTATIONS AND WARRANTIES

2.1.

Reely-LGI hereby acknowledges and confirms that he holds the Mineral Rights related to an undivided fifty percent (50%) interest of one hundred percent (100%) in the minerals on the Property as at the date hereof.

2.2.

Reely-LGI, jointly and severally, represents and warrants to BRI that:

a)

Reely-LGI is legally competent to execute this Agreement and to take all actions required pursuant thereto and that upon the execution and delivery of this agreement, it constitute a legal, valid and binding Agreement with respect to Reely-LGI;

b)

as of the date hereof and at the time of transfer by Reely-LGI to BRI of the Mineral Rights, Reely-LGI’s interest in the Mineral Rights are free and clear of all liens, charges, claims, royalties or net profit interests of whatsoever nature, and no taxes or rentals will be due in respect of any thereof;

c)

Reely-LGI has the right and capacity to deal with the Mineral Rights and the right to enter into this Agreement as herein contemplated;

d)

there is no adverse claim or challenge against or to Reely-LGI’s interest in the Mineral Rights, nor to the knowledge of  Reely-LGI is there any basis therefore, and there are no outstanding agreements or options to acquire or purchase such interest in the Property or any portion thereof other than this Agreement;

e)

no person has any royalty, net profit interests or other interest whatsoever in the Mineral Rights;

f)

Reely-LGI is duly authorized to execute  this Agreement and for the performance of this Agreement by Reely-LGI, and the consummation of the transactions herein contemplated will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of its articles or formation documents or any indenture, agreement or other instrument whatsoever to which Reely-LGI is a party or by which he is bound or to which he or the Mineral Rights may be subject;

g)

no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings leading to, the placing of Reely-LGI in bankruptcy or subject to any other laws governing the affairs of and insolvent person;

h)

there are no claims, proceedings, actions or lawsuits in existence with respect to the right, title, estate and interest of Reely-LGI in the Mineral Rights;

i)

to the best of the Reely-LGIs information and belief, all laws, regulations and orders of all governmental agencies having jurisdiction over the Mineral Rights have been complied with by Reely-LGI;

j)

to the best of his information and belief Reely-LGI is in good standing under all agreements and instruments affecting the Property to which it is a party or is bound; and

k)

LGI is a duly incorporated and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and any other jurisdictions reasonably and materially necessary to its business.

2.3.

The representations and warranties contained in this section are provided for the exclusive benefit of BRI, and a breach of any one or more thereof may be waived by BRI in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof.

2.4.

The representations and warranties contained in this section shall be deemed to apply to all assignments, transfers, conveyances or other documents transferring to Source the interest to be acquired hereunder and there shall not be any merger of any covenant, representation or warranty in such assignments, transfers, conveyance or documents, any rule or law, in equity or statute to the contrary notwithstanding.

REPRESENTATIONS AND WARRANTIES OF BRI

3.1.

BRI represents and warrants to Reely-LGI that it has been duly incorporated and validly exists as a corporation in good standing under the laws of its jurisdiction of incorporation;it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it, and the consummation of the transaction herein contemplated by it will not conflict with or result in any breach of any covenants or agreements contained in, or constitute a default under, or result in the creation of any encumbrance under the provisions of the articles or its formation documents of it or any shareholders' or directors' resolution, indenture, agreement or other instrument whatsoever to which it is a party or by which they are bound or to which it or the Property may be subject; and, no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings leading to, the dissolution or winding up of BRI or the placing of BRI in bankruptcy or subject to any other laws governing the affairs of insolvent corporations. The representations and warranties contained in this section are provided for the exclusive benefit of Reely-LGI and a breach of any one or more thereof may be waived by Reely-LGI in whole or in part at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty, and the representations and warranties contained in this section shall survive the execution hereof. The representations and warranties contained in this section shall be deemed to apply to all assignments, transfers, conveyances or other documents transferring to Reely-LGI the interest to be acquired hereunder and there shall not be any merger of any covenant, representation or warranty in such assignments, transfers, conveyance or documents, any rule or law, in equity or statute to the contrary notwithstanding.

OFFER OF SALE

4.

Reely-LGI  hereby irrevocably grants to BRI the sole and exclusive right to acquire;

a)

an undivided one hundred percent (100%) interest of fifty percent (50%) of the Mineral Rights, in Glacier County, Montana; and

b)

terms of the sale to be $250,000.00 due at the Closing (hereinafter defined).

OFFER TO PURCHASE

5.

BRI hereby offers to purchase from Reely-LGI the Mineral Rights pursuant to the terms and conditions outlined in this Agreement.

CLOSING

6.1

The Closing of this Agreement shall take place no later than 12:00 P.M., MST, on September 21, 2011, at the offices of BRI.

6.2

Upon the Closing of this Agreement;

a)

BRI shall deposit funds in the amount of $250,000.00 (US) to an account agreed upon by both parties.

b)

Reely-LGI shall deliver the Quitclaim Mineral Deed substantially in the form attached hereto as Appendix B.

6.3

Reely-LGI and BRI will use their respective best efforts to assist each other in obtaining the requisite regulatory approvals required in connection with the execution, delivery and performance of this Agreement.  Reely-LGI acknowledges and agrees that BRI may confirm or reconfirm title ownership of the Mineral Rights in the manner contemplated by this Agreement.  Reely-LGI consents to the filing of the Deed substantially in the form attached hereto in Appendix B by BRI to evidence the purchase, transfer and conveyance of the Mineral Rights.  Reely-LGI furthermore provides BRI with a LIMITED POWER OF ATTORNEY, for the purpose of executing any agreement, instrument, assignment or other document necessary to evidence the purchase, transfer and conveyance of the Mineral Rights in the manner set forth herein.

GENERAL

7.1

This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

7.2

No consent or waiver expressed or implied by any party in respect of any breach or default by any other party in the performance by such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach of default.

7.3

The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance and do such further and other acts which may be reasonably necessary or advisable to carry out fully and effectively the intent and purpose of this Agreement or to record wherever appropriate the respective interest from time to time of the parties in the Property.

7.4

This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

7.5

This Agreement shall, (i) be governed by and construed in accordance with the laws of Nevada and the parties hereby irrevocably attorn to the jurisdiction of the said State of Nevada and (ii) be subject to the approval of all securities regulatory authorities having jurisdiction, such approvals will be sought in a timely and diligent manner.  The parties hereto exclusively submit to the State and federal courts located in Helena, Montana, with respect to any dispute arising under this Agreement.

7.6

Wherever the neuter and singular is used in this Agreement it shall be deemed to include the plural, masculine and feminine, as the case may be.

7.7

Unless the context specifies otherwise, the rights and obligations of each party shall be in every case several and not joint or joint and several.

7.8

This Agreement may be executed in any number of identical counterparts which shall constitute an original and collectively and separately constitute a single instrument or agreement.  Subject to applicable law, facsimile signatures are permitted which will be regarded as having the same effect as an original

[Signature pages follow]

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

LINCOLN GREEN, INC.

/s/ John L. Reely

John L. Reely, President

BAKKEN RESOURCES, INC.

/s/ Val. M. Holms

Val M. Holms, President & CEO

Appendix A

MINERAL PROPERTY DESCRIPTION

GLACIER COUNTY, MONTANA

Township 36 North, Range 13 West, M.P.MSection 8:

S1/2 NE1/4

Section 9:

S1/2NW1/4, SW1/4NE1/4, N1/2SW1/4, SE1/4SW1/4W1/2SE1/4

Section 15:

Lots 2(0.45), 3(2.19), 4(33.40), S1/2NE1/4, S1/2NW1/4NE1/4, SE1/4NE1/4NW1/4, E1/2SE1/4NW1/4, NE1/4SW1/4, W1/2SE1/4, W1/2E1/2SE1/4

Section 16:

Lots 2(34.88). 3(30.61) 5(4.27), W1/2NE1/4, E1/2NW1/4

Section 17:

Lots 3(21.22), 4(15.01), NW1/4

Section 18:

Lots 2(33.48), 3(33.74), 4(46.47), 6(19.62), 8(5.11), 9(32.25), E1/2NE1/4, E1/2W1/2NE1/4, E1/2NW1/4,W1/2W1/2NE1/4,

Less and excepting the following:

1)

A 2.00 acre tract of land, m/l situated in the SW1/4 of Section 18, Book 60 of Deeds, Page 531.

Section 19:

Lots 2(20.22), 3(34.07), 4(34.54), 5(32.18), 6(14.51) 7(34.80), 9(38.22), E1/2SW1/4,

Less and excepting the following:

1)

A 0.5 acre tract of land, m/l situated in the NW1/4 of Section 19, Book 56 of Deeds, Page 569.

2)

A 0.64 acre tract of land m/l situated in the SE1/4 corner of Section 19, Book 57 of Deeds, Page 497.

3)

A 0.75 acre tract of land, m/l situated in Lot 5 and the NE1/4SE1/4 of Section 19, Book 57 of Deeds, page 501.

4)

A 2.00 acre tract of land, m/l situated in Lot 9 of Section 19, Book 58 of Deeds, page 475.

5)

A 0.47 acre tract of land m/l situated in Lot 2 of Section 19, Book 59 of Deeds, page 465.

Further Excepting:

6)

Duck Lake Estate, Section 1 (containing 28.62 acres, m/l) in Section 19,

recorded and more fully described in Plat # 120916 and Amended Plat #152764 of Lots 18, 19, 20, 21 and the Relocation of Adjoining Public Road.

7)

Duck Lake Estate, Section 2 (containing 9.78 acres m/l) in Lots 2, 3, 4, 5 of Section 19, recorded and more fully described in Plat # 144870, Plat Index, Glacier County, MT

Section 20:

Lots 2(23.99), 3(48.67), 4(37.87), N1/2N1/2SW1/4SE1/4

Less and excepting the following:

Duck Lake south Shores Estates, Section One (containing 32.30 acres, m/l), situated in Lots 2,3, and 4, and being more fully described in Plat #147423.

Section 21:

Lots 1(26.63), 2(30.68), 3(43.19), SE1/4NE1/4

Section 22:

Lots 1(39.94), 2(39.36), SE1/4NE1/4, N1/2NW1/4NE1/4, SW1/4NW1/4, N1/2SE1/4NW1/4

Containing 2234.51 acres more or less

Appendix B

DEED